Merrill Lynch, Pierce, Fenner & Smith Incorporated
Confirmation of OTC Transaction	4 World Financial Center, 5th Floor
New York, NY 10080

Dated: March 14, 2003	ML Ref: 038744

To:	MARC DANIEL MURPHY (“Counterparty” and “MURPHY_MARC”)
P.O. BOX 970
ROSE HILL, NC 28458-0970

CC:	ROGER HUNT
E-mail: RHUNT@PCLIENT.ML.COM

From:	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML” and “MLPFS”)
Tel: (212) 449-8675
Fax: (646) 805-2780

Dear Sir / Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced transaction entered into between Counterparty and MLPFS, on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and the 1996 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the Swap Definitions, the “Definitions”) in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the Master Agreement (including the Schedule thereto and the Credit Support Annex incorporated therein), dated as of February 27, 2003, as amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	March 14, 2003

Effective Date:	March 19, 2003

Termination Date:	March 14, 2006 (or if not a Business Day, the next succeeding Business Day).

Seller:	Counterparty

Buyer:	MLPFS

Shares:	The common stock of SMITHFIELD FOODS INC
(Security Symbol: SFD).

1

Number of Shares:	182,471

Multiplier:	One (1).

Floor Price:	USD 14.074

Cap Price:	USD 22.87

Final Price:	The closing price for the Shares at the Valuation Time on the Valuation Date.

Settlement Date:	Three Business Days after the Valuation Date.

Initial Payment Amount:	MLPFS shall pay to Counterparty on the Initial Payment Date USD 2,346,883.96

Initial Payment Date:	March 19, 2003

Dividend Payment Amount:	Counterparty shall pay to MLPFS on the Dividend Payment Date (as defined herein) an amount equal to the product of (i) 100% of the cash amount of the dividends per share on the date that such dividends would have been received by MLPFS (the “Dividend Payment Date”) from the Issuer of the Shares if MLPFS had been the corporate shareholder of record of the Shares during the term of this Transaction and (ii) the Number of Shares, provided that, if an ex-dividend date occurs with respect to the Shares on or before the Settlement Date and no corresponding payments have been received by shareholders of record of the Shares on or before such date, then the dividends to which such ex-dividend date relates shall be deemed to be dividends for purposes hereof.

Settlement Currency:	USD

Exchange:	New York Stock Exchange

Related Exchange:	Any exchange(s) on which options contracts related to the Shares are principally traded.

Business Days:	New York

Valuation:

Valuation Time:	At the close of trading on the Exchange.

Valuation Date:	The Termination Date

Settlement Terms:	Settlement of this Transaction shall be either Cash Settlement or Physical Settlement as determined by Counterparty in writing to ML no less than ten (10) Business Days prior to the Termination Date. In the event ML is not notified, the settlement method for this Transaction shall be Physical Settlement.

Cash Settlement Terms:

Cash Settlement:	If Cash Settlement applies, then on the Cash Settlement Payment Date, Counterparty will pay to MLPFS the Cash Settlement Amount.

Cash Settlement Amount:	An amount determined by the Calculation Agent on the Valuation Date based on the following formula:

	a)	if the Final Price is less than the Floor Price, an amount equal to:

2

Number of Shares x Final Price;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, an amount equal to:

Floor Price x Number of Shares;

	c)	if the Final Price is greater than the Cap Price, an amount equal to:

[Floor Price + (Final Price - Cap Price)] x Number of Shares

Cash Settlement
Payment Date:	Three (3) Currency Business Days after the Valuation Date.

Physical Settlement Terms:

Physical Settlement:	If Physical Settlement applies, on the Settlement Date, Counterparty will deliver to MLPFS the Shares (the “Deliverable Shares”) in an amount equal to the Number of Shares to be Delivered.

Number of Shares to be Delivered:	Shares in an amount determined by the Calculation Agent on the Valuation Date based on the following formula:

	a)	if the Final Price is less than the Floor Price, Shares in an amount equal to:

Number of Shares;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, Shares in an amount equal to:

Floor Price x Number of Shares;

Final Price

	c)	if the Final Price is greater than the Cap Price, Shares in an amount equal to:

Floor Price + (Final Price – Cap Price) x Number of Shares

Final Price

Settlement Date:	Three (3) Exchange Business Days after the Valuation Date.

Conditions to Physical Settlement:

Notwithstanding anything contained herein to the contrary, unless one of the following conditions are met, Cash Settlement shall apply to this Transaction:

	(1)	Counterparty is not an affiliate (an “Affiliate”) (as defined in Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”)) of the Issuer of the Shares on the Settlement Date or at anytime during the three month period prior to the Settlement Date, and the Deliverable Shares were either: (x) Shares acquired by the Counterparty pursuant to a registration statement filed under the Securities Act or (y) acquired from the Company, or from an Affiliate of the Company, if such Shares would be restricted securities as defined in Rule 144, in a transaction exempt from registration under the Securities Act and at least two years has elapsed (with such two year period being measured in accordance with Rule

3

144) since the date Counterparty last acquired (in a transaction in which the full consideration was paid) the Deliverable Shares from the Company or from an Affiliate of the Company, or

(2) Counterparty is an Affiliate and has complied with all the procedures under that certain SEC No Action Letter at 1999 WL 1244018 necessary to enable the Shares delivered by Counterparty to be treated as securities that are neither restricted nor control securities in transactions for the account of MLPFS.

Physical Settlement Fee:	Counterparty will pay to ML a physical settlement fee on the Settlement Date, such fee shall equal any fees, commissions and markdown that ML would realize if Counterparty were selling the Shares for cash to or through ML, as determined by ML.

Failure to Deliver:	Applicable

Clearance System(s):	The principal domestic clearance system customarily settling trades on a delivery versus payment basis on the Shares.

Adjustments:

Method of Adjustment:	In the event of the occurrence of a Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a diluting or concentrative effect on the theoretical value of the Shares and, if so, will (i) make the corresponding adjustment(s), if any, to the Number of Shares, the Floor Price and the Cap Price and, in any case, any other variable relevant to the settlement or payment terms of this transaction as the Calculation Agent determines appropriate to account for that diluting or concentrative effect and (ii) determine the effective date(s) of the adjustment(s).

Extraordinary Events:

Consequences of Merger Event:

(a) Share-for-Share:	Cancellation and Payment; provided however, if the New Shares are publicly traded on a nationally recognized exchange or on Nasdaq, Alternative Obligation shall apply.

(b) Share-for-Other:	Cancellation and Payment.

(c) Share-for-Combined:	Cancellation and Payment; provided however, if any portion of the consideration for the relevant shares consists of equity securities that are publicly traded on a nationally recognized exchange or on Nasdaq (the “Publicly Traded Securities Consideration”), Alternative Obligation shall apply only to that portion of the Transaction corresponding to the Publicly Traded Securities Consideration.

Notwithstanding anything to the contrary in the Equity Definitions, the amount payable under this Transaction upon the occurrence of an Extraordinary Event shall be calculated by the Calculation Agent in good faith in accordance with Section 9.7 of the Equity Definitions using, among other things, the factors identified in subparagraphs (i), (ii) and (iii) therein, but without the requirement of soliciting dealer quotations therefor.

Nationalization or Insolvency:	Negotiated Closeout

4

Calculation Agent:	MLPFS

Non-Reliance:	Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Governing law:	The laws of the State of New York (without reference to choice of law doctrine)

Collateral:

Independent Amount:	Independent Amount with respect to Counterparty and this Transaction means a number of Shares equal to the Number of Shares (the “Pledged Shares”).

Eligible Collateral:	The Pledged Shares will constitute Eligible Collateral with respect to this Transaction with a Valuation Percentage of 100%.

Exposure:	This Transaction will be disregarded for purposes of determining the Secured Party’s Exposure under the CSA.

Representations of Counterparty:	Counterparty (a) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into the Transaction; (b) qualifies as an “accredited investor” under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”); (c) has consulted with its own legal, financial, accounting and tax advisors in connection with the Transaction; (d) is entering into the Transaction for a bona fide business purpose to hedge an existing position; (e) acknowledges that in return for downside protection against a decline in the market price of the Shares below the Floor Price, Counterparty is foregoing the upside value of an increase in the market price of the Shares above the Cap Price; and (f) in exchange for prepayment of the purchase price under the Transaction, Counterparty agrees to sell (and physically deliver) the Shares to MLPFS on the Settlement Date (unless Counterparty elects Cash Settlement in the manner specified herein).

Counterparty has no knowledge of any non-public material information regarding the Issuer of the Shares.

Counterparty has furnished MLPFS with copies of all material agreements or contracts to which it is a party, by which it is bound, or by which the Pledged Shares are bound, that relate to the Pledged Shares.

Acknowledgements:	(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation or in the Agreement.

(2) The parties hereto intend for:

5

(i) This Transaction to be a “securities contract” as defined in Section 741(7) of the Bankruptcy Code, qualifying for the protection under Section 555 of the Bankruptcy Code.

(ii) A party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code.

(iii) Any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to this Transaction to constitute “margin payments” as defined in the Bankruptcy Code.

(iv) All payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

(v) “Bankruptcy Code” means Title 11 of the United States Code.

Interpretation:	For purposes of the Equity Definitions, this Transaction will be deemed to be a Physically settled Share Option Transaction if Physical Settlement applies and a Cash-settled Share Option Transaction if Cash Settlement applies, in either case with an Exercise Date equal to the Valuation Date.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile transmission to the Attention of: Brian Carroll (Telecopier No. 646-805-2780).

Very truly yours,

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ VIVIAN JACKSON

Vivian Jackson
Title: Authorized Signatory

Confirmed as of the date first above written:

MARC DANIEL MURPHY

By:	/s/ MARC DANIEL MURPHY

Name:
Title:

6

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Confirmation of OTC Transaction	4 World Financial Center, 5th Floor
New York, NY 10080

Dated: March 14, 2003	ML Ref: 038772

To:	STRATTON KING MURPHY (“Counterparty” and “MURPHY_STRATTON”)
P.O. BOX 970
ROSE HILL, NC 28458-0970

CC:	ROGER HUNT
E-mail: RHUNT@PCLIENT.ML.COM

From:	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML” and “MLPFS”)
Tel: (212) 449-8675
Fax: (646) 805-2780

Dear Sir / Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced transaction entered into between Counterparty and MLPFS, on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and the 1996 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the Swap Definitions, the “Definitions”) in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the Master Agreement (including the Schedule thereto and the Credit Support Annex incorporated therein), dated as of February 27, 2003, as amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	March 14, 2003

Effective Date:	March 19, 2003

Termination Date:	March 14, 2006 (or if not a Business Day, the next succeeding Business Day).

Seller:	Counterparty

Buyer:	MLPFS

Shares:	The common stock of SMITHFIELD FOODS INC (Security Symbol: SFD).

Number of Shares:	182,471

Multiplier:	One (1).

Floor Price:	USD 14.074

Cap Price:	USD 22.87

Final Price:	The closing price for the Shares at the Valuation Time on the Valuation Date.

Settlement Date:	Three Business Days after the Valuation Date.

Initial Payment Amount:	MLPFS shall pay to Counterparty on the Initial Payment Date USD 2,346,883.56

Initial Payment Date:	March 19, 2003

Dividend Payment Amount:	Counterparty shall pay to MLPFS on the Dividend Payment Date (as defined herein) an amount equal to the product of (i) 100% of the cash amount of the dividends per share on the date that such dividends would have been received by MLPFS (the “Dividend Payment Date”) from the Issuer of the Shares if MLPFS had been the corporate shareholder of record of the Shares during the term of this Transaction and (ii) the Number of Shares, provided that, if an ex-dividend date occurs with respect to the Shares on or before the Settlement Date and no corresponding payments have been received by shareholders of record of the Shares on or before such date, then the dividends to which such ex-dividend date relates shall be deemed to be dividends for purposes hereof.

Settlement Currency:	USD

Exchange:	New York Stock Exchange

Related Exchange:	Any exchange(s) on which options contracts related to the Shares are principally traded.

Business Days:	New York

Valuation:

Valuation Time:	At the close of trading on the Exchange.

Valuation Date:	The Termination Date

Settlement Terms:	Settlement of this Transaction shall be either Cash Settlement or Physical Settlement as determined by Counterparty in writing to ML no less than ten (10) Business Days prior to the Termination Date. In the event ML is not notified, the settlement method for this Transaction shall be Physical Settlement.

Cash Settlement Terms:

Cash Settlement:	If Cash Settlement applies, then on the Cash Settlement Payment Date, Counterparty will pay to MLPFS the Cash Settlement Amount.

Cash Settlement Amount:	An amount determined by the Calculation Agent on the Valuation Date based on the following formula:

a) if the Final Price is less than the Floor Price, an amount equal to:

Number of Shares x Final Price;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, an amount equal to:

Floor Price x Number of Shares;

	c)	if the Final Price is greater than the Cap Price, an amount equal to:

[Floor Price + (Final Price - Cap Price)] x Number of Shares

Cash Settlement
Payment Date:	Three (3) Currency Business Days after the Valuation Date.

Physical Settlement Terms:

Physical Settlement:	If Physical Settlement applies, on the Settlement Date, Counterparty will deliver to MLPFS the Shares (the “Deliverable Shares”) in an amount equal to the Number of Shares to be Delivered.

Number of Shares to be Delivered:	Shares in an amount determined by the Calculation Agent on the Valuation Date based on the following formula:

	a)	if the Final Price is less than the Floor Price, Shares in an amount equal to:

Number of Shares;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, Shares in an amount equal to:

Floor Price x Number of Shares; Final Price

	c)	if the Final Price is greater than the Cap Price, Shares in an amount equal to:

Floor Price + (Final Price – Cap Price) x Number of Shares

Final Price

Settlement Date:	Three (3) Exchange Business Days after the Valuation Date.

Conditions to Physical Settlement:
Notwithstanding anything contained herein to the contrary, unless one of the following conditions are met, Cash Settlement shall apply to this Transaction:

	(1)	Counterparty is not an affiliate (an “Affiliate”) (as defined in Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”)) of the Issuer of the Shares on the Settlement Date or at anytime during the three month period prior to the Settlement Date, and the Deliverable Shares were either: (x) Shares acquired by the Counterparty pursuant to a registration statement filed under the Securities Act or (y) acquired from the Company, or from an Affiliate of the Company, if such Shares would be restricted securities as defined in Rule 144, in a transaction exempt from registration under the Securities Act and at least two years has elapsed (with such two year period being measured in accordance with Rule

144) since the date Counterparty last acquired (in a transaction in which the full consideration was paid) the Deliverable Shares from the Company or from an Affiliate of the Company, or

(2) Counterparty is an Affiliate and has complied with all the procedures under that certain SEC No Action Letter at 1999 WL 1244018 necessary to enable the Shares delivered by Counterparty to be treated as securities that are neither restricted nor control securities in transactions for the account of MLPFS.

Physical Settlement Fee:	Counterparty will pay to ML a physical settlement fee on the Settlement Date, such fee shall equal any fees, commissions and markdown that ML would realize if Counterparty were selling the Shares for cash to or through ML, as determined by ML.

Failure to Deliver:	Applicable

Clearance System(s):	The principal domestic clearance system customarily settling trades on a delivery versus payment basis on the Shares.

Adjustments:

Method of Adjustment:	In the event of the occurrence of a Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a diluting or concentrative effect on the theoretical value of the Shares and, if so, will (i) make the corresponding adjustment(s), if any, to the Number of Shares, the Floor Price and the Cap Price and, in any case, any other variable relevant to the settlement or payment terms of this transaction as the Calculation Agent determines appropriate to account for that diluting or concentrative effect and (ii) determine the effective date(s) of the adjustment(s).

Extraordinary Events:

Consequences of Merger Event:

(a) Share-for-Share:	Cancellation and Payment; provided however, if the New Shares are publicly traded on a nationally recognized exchange or on Nasdaq, Alternative Obligation shall apply.

(b) Share-for-Other:	Cancellation and Payment.

(c) Share-for-Combined:	Cancellation and Payment; provided however, if any portion of the consideration for the relevant shares consists of equity securities that are publicly traded on a nationally recognized exchange or on Nasdaq (the “Publicly Traded Securities Consideration”), Alternative Obligation shall apply only to that portion of the Transaction corresponding to the Publicly Traded Securities Consideration.

Notwithstanding anything to the contrary in the Equity Definitions, the amount payable under this Transaction upon the occurrence of an Extraordinary Event shall be calculated by the Calculation Agent in good faith in accordance with Section 9.7 of the Equity Definitions using, among other things, the factors identified in subparagraphs (i), (ii) and (iii) therein, but without the requirement of soliciting dealer quotations therefor.

Nationalization or Insolvency:	Negotiated Close-out

Calculation Agent:	MLPFS

Non-Reliance:	Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Governing law:	The laws of the State of New York (without reference to choice of law doctrine)

Collateral:

Independent Amount:	Independent Amount with respect to Counterparty and this Transaction means a number of Shares equal to the Number of Shares (the “Pledged Shares”).

Eligible Collateral:	The Pledged Shares will constitute Eligible Collateral with respect to this Transaction with a Valuation Percentage of 100%.

Exposure:	This Transaction will be disregarded for purposes of determining the Secured Party’s Exposure under the CSA.

Representations of Counterparty:	Counterparty (a) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into the Transaction; (b) qualifies as an “accredited investor” under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”); (c) has consulted with its own legal, financial, accounting and tax advisors in connection with the Transaction; (d) is entering into the Transaction for a bona fide business purpose to hedge an existing position; (e) acknowledges that in return for downside protection against a decline in the market price of the Shares below the Floor Price, Counterparty is foregoing the upside value of an increase in the market price of the Shares above the Cap Price; and (f) in exchange for prepayment of the purchase price under the Transaction, Counterparty agrees to sell (and physically deliver) the Shares to MLPFS on the Settlement Date (unless Counterparty elects Cash Settlement in the manner specified herein).

Counterparty has no knowledge of any non-public material information regarding the Issuer of the Shares.

Counterparty has furnished MLPFS with copies of all material agreements or contracts to which it is a party, by which it is bound, or by which the Pledged Shares are bound, that relate to the Pledged Shares.

Acknowledgements:	(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation or in the Agreement.

(2) The parties hereto intend for:

(i) This Transaction to be a “securities contract” as defined in Section 741(7) of the Bankruptcy Code, qualifying for the protection under Section 555 of the Bankruptcy Code.

(ii) A party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code.

(iii) Any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to this Transaction to constitute “margin payments” as defined in the Bankruptcy Code.

(iv) All payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

(v) “Bankruptcy Code” means Title 11 of the United States Code.

Interpretation:	For purposes of the Equity Definitions, this Transaction will be deemed to be a Physically settled Share Option Transaction if Physical Settlement applies and a Cash-settled Share Option Transaction if Cash Settlement applies, in either case with an Exercise Date equal to the Valuation Date.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile transmission to the Attention of: Brian Carroll (Telecopier No. 646-805-2780).

Very truly yours,

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ VIVIAN JACKSON

Vivian Jackson
Title: Authorized Signatory

Confirmed as of the date first above written:

STRATTON KING MURPHY

By:	/s/ STRATTON KING MURPHY
Name:
Title:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Confirmation of OTC Transaction	4 World Financial Center, 5th Floor
New York, NY 10080

Dated: March 14, 2003	ML Ref: 038773

To:	HARRY D MURPHY (“Counterparty” and “MURPHY_HARRY”)
P.O. BOX 970
ROSE HILL, NC 28458-0970

CC:	ROGER HUNT
E-mail: RHUNT@PCLIENT.ML.COM

From:	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML” and “MLPFS”)
Tel: (212) 449-8675
Fax: (646) 805-2780

Dear Sir / Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the above referenced transaction entered into between Counterparty and MLPFS, on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and the 1996 ISDA Equity Derivatives Definitions (the “Equity Definitions” and together with the Swap Definitions, the “Definitions”) in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the Master Agreement (including the Schedule thereto and the Credit Support Annex incorporated therein), dated as of February 27, 2003, as amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	March 14, 2003

Effective Date:	March 19, 2003

Termination Date:	March 14, 2006 (or if not a Business Day, the next succeeding Business Day).

Seller:	Counterparty

Buyer:	MLPFS

Shares:	The common stock of SMITHFIELD FOODS INC
(Security Symbol: SFD).

1

Number of Shares:	359,533

Multiplier:	One (1).

Floor Price:	USD 14.074

Cap Price:	USD 22.87

Final Price:	The closing price for the Shares at the Valuation Time on the Valuation Date.

Settlement Date:	Three Business Days after the Valuation Date.

Initial Payment Amount:	MLPFS shall pay to Counterparty on the Initial Payment Date USD 4,624,199.09

Initial Payment Date:	March 19, 2003

Dividend Payment Amount:	Counterparty shall pay to MLPFS on the Dividend Payment Date (as defined herein) an amount equal to the product of (i) 100% of the cash amount of the dividends per share on the date that such dividends would have been received by MLPFS (the “Dividend Payment Date”) from the Issuer of the Shares if MLPFS had been the corporate shareholder of record of the Shares during the term of this Transaction and (ii) the Number of Shares, provided that, if an ex-dividend date occurs with respect to the Shares on or before the Settlement Date and no corresponding payments have been received by shareholders of record of the Shares on or before such date, then the dividends to which such ex-dividend date relates shall be deemed to be dividends for purposes hereof.

Settlement Currency:	USD

Exchange:	New York Stock Exchange

Related Exchange:	Any exchange(s) on which options contracts related to the Shares are principally traded.

Business Days:	New York

Valuation:

Valuation Time:	At the close of trading on the Exchange.

Valuation Date:	The Termination Date

Settlement Terms:	Settlement of this Transaction shall be either Cash Settlement or Physical Settlement as determined by Counterparty in writing to ML no less than ten (10) Business Days prior to the Termination Date. In the event ML is not notified, the settlement method for this Transaction shall be Physical Settlement.

Cash Settlement Terms:

Cash Settlement:	If Cash Settlement applies, then on the Cash Settlement Payment Date, Counterparty will pay to MLPFS the Cash Settlement Amount.

Cash Settlement Amount:	An amount determined by the Calculation Agent on the Valuation Date based on the following formula:

a) if the Final Price is less than the Floor Price, an amount equal to:

2

Number of Shares x Final Price;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, an amount equal to:

Floor Price x Number of Shares;

	c)	if the Final Price is greater than the Cap Price, an amount equal to:

[Floor Price + (Final Price - Cap Price)] x Number of Shares

Cash Settlement Payment Date:	Three (3) Currency Business Days after the Valuation Date.

Physical Settlement Terms:

Physical Settlement:	If Physical Settlement applies, on the Settlement Date, Counterparty will deliver to MLPFS the Shares (the “Deliverable Shares”) in an amount equal to the Number of Shares to be Delivered.

Number of Shares to be Delivered:	Shares in an amount determined by the Calculation Agent on the Valuation Date based on the following formula:

	a)	if the Final Price is less than the Floor Price, Shares in an amount equal to:

Number of Shares;

	b)	if the Final Price is less than or equal to the Cap Price but greater than or equal to the Floor Price, Shares in an amount equal to:

Floor Price x Number of Shares;
Final Price

	c)	if the Final Price is greater than the Cap Price, Shares in an amount equal to:

Floor Price + (Final Price – Cap Price) x Number of Shares
Final Price

Settlement Date:	Three (3) Exchange Business Days after the Valuation Date.

Conditions to Physical
Settlement:	Notwithstanding anything contained herein to the contrary, unless one of the following conditions are met, Cash Settlement shall apply to this Transaction:

	(1)	Counterparty is not an affiliate (an “Affiliate”) (as defined in Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”)) of the Issuer of the Shares on the Settlement Date or at anytime during the three month period prior to the Settlement Date, and the Deliverable Shares were either: (x) Shares acquired by the Counterparty pursuant to a registration statement filed under the Securities Act or (y) acquired from the Company, or from an Affiliate of the Company, if such Shares would be restricted securities as defined in Rule 144, in a transaction exempt from registration under the Securities Act and at least two years has elapsed (with such two

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year period being measured in accordance with Rule 144) since the date Counterparty last acquired (in a transaction in which the full consideration was paid) the Deliverable Shares from the Company or from an Affiliate of the Company, or

(2)	Counterparty is an Affiliate and has complied with all the procedures under that certain SEC No Action Letter at 1999 WL 1244018 necessary to enable the Shares delivered by Counterparty to be treated as securities that are neither restricted nor control securities in transactions for the account of MLPFS.

Physical Settlement Fee:	Counterparty will pay to ML a physical settlement fee on the Settlement Date, such fee shall equal any fees, commissions and markdown that ML would realize if Counterparty were selling the Shares for cash to or through ML, as determined by ML.

Failure to Deliver:	Applicable

Clearance System(s):	The principal domestic clearance system customarily settling trades on a delivery versus payment basis on the Shares.

Adjustments:

Method of Adjustment:	In the event of the occurrence of a Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a diluting or concentrative effect on the theoretical value of the Shares and, if so, will (i) make the corresponding adjustment(s), if any, to the Number of Shares, the Floor Price and the Cap Price and, in any case, any other variable relevant to the settlement or payment terms of this transaction as the Calculation Agent determines appropriate to account for that diluting or concentrative effect and (ii) determine the effective date(s) of the adjustment(s).

Extraordinary Events:

Consequences of Merger Event:

(a) Share-for-Share:	Cancellation and Payment; provided however, if the New Shares are publicly traded on a nationally recognized exchange or on Nasdaq, Alternative Obligation shall apply.

(b) Share-for-Other:	Cancellation and Payment.

(c) Share-for-Combined:	Cancellation and Payment; provided however, if any portion of the consideration for the relevant shares consists of equity securities that are publicly traded on a nationally recognized exchange or on Nasdaq (the “Publicly Traded Securities Consideration”), Alternative Obligation shall apply only to that portion of the Transaction corresponding to the Publicly Traded Securities Consideration.

Notwithstanding anything to the contrary in the Equity Definitions, the amount payable under this Transaction upon the occurrence of an Extraordinary Event shall be calculated by the Calculation Agent in good faith in accordance with Section 9.7 of the Equity Definitions using, among other things, the factors identified in subparagraphs (i), (ii) and (iii) therein, but without the requirement of soliciting dealer quotations therefor.

Nationalization or

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Insolvency:	Negotiated Closeout

Calculation Agent:	MLPFS

Non-Reliance:	Each party represents to the other party that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Governing law:	The laws of the State of New York (without reference to choice of law doctrine)

Collateral:
Independent Amount:	Independent Amount with respect to Counterparty and this Transaction means a number of Shares equal to the Number of Shares (the “Pledged Shares”).

Eligible Collateral:	The Pledged Shares will constitute Eligible Collateral with respect to this Transaction with a Valuation Percentage of 100%.

Exposure:	This Transaction will be disregarded for purposes of determining the Secured Party’s Exposure under the CSA.

Representations of Counterparty:	Counterparty (a) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into the Transaction; (b) qualifies as an “accredited investor” under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”); (c) has consulted with its own legal, financial, accounting and tax advisors in connection with the Transaction; (d) is entering into the Transaction for a bona fide business purpose to hedge an existing position; (e) acknowledges that in return for downside protection against a decline in the market price of the Shares below the Floor Price, Counterparty is foregoing the upside value of an increase in the market price of the Shares above the Cap Price; and (f) in exchange for prepayment of the purchase price under the Transaction, Counterparty agrees to sell (and physically deliver) the Shares to MLPFS on the Settlement Date (unless Counterparty elects Cash Settlement in the manner specified herein).

Counterparty has no knowledge of any non-public material information regarding the Issuer of the Shares.

Counterparty has furnished MLPFS with copies of all material agreements or contracts to which it is a party, by which it is bound, or by which the Pledged Shares are bound, that relate to the Pledged Shares.

Acknowledgements:	(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation or in the Agreement.

(2) The parties hereto intend for:

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(i) This Transaction to be a “securities contract” as defined in Section 741(7) of the Bankruptcy Code, qualifying for the protection under Section 555 of the Bankruptcy Code.
(ii) A party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code.
(iii) Any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to this Transaction to constitute “margin payments” as defined in the Bankruptcy Code.
(iv) All payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.
(v) “Bankruptcy Code” means Title 11 of the United States Code.

Interpretation:	For purposes of the Equity Definitions, this Transaction will be deemed to be a Physically settled Share Option Transaction if Physical Settlement applies and a Cash-settled Share Option Transaction if Cash Settlement applies, in either case with an Exercise Date equal to the Valuation Date.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile transmission to the Attention of: Brian Carroll (Telecopier No. 646-805-2780).

Very truly yours,

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ VIVIAN JACKSON

Vivian Jackson
Title: Authorized Signatory

Confirmed as of the date first above written:

HARRY D MURPHY

By:	/s/ HARRY D. MURPHY

Name: Title:

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